FINANCIAL SUPPLEMENT 2nd Quarter 2020

DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 90% of Chimera's equity capital is allocated to mortgage credit (2) Net Investment Analysis Residential Mortgage 17 Credit Portfolio (1) RESIDENTIAL 16 Total Assets: 15.2 billion MORTGAGE AGENCY TOTAL CREDIT PORTFOLIO PORTFOLIO 15 PORTFOLIO 14 13 Non-Recourse GROSS ASSET 6.0% 3.5% 5.7% YIELD: 12 (Securitization) 11 $8.7 FINANCING (3) 10 COSTS 3.8% 0.5% 3.3% s n 9 o i l l i NET INTEREST B 8 SPREAD: 2.2% 3.0% 2.4% 7 6 Recourse (Repo) NET INTEREST 2.7% 3.1% 2.8% MARGIN: 5 $3.6 Agency Portfolio 4 Total Assets: 2.7 billion(1) All data as of June 30, 2020 3 (1) Financing excludes unsettled trades. (2) Reflects second quarter 2020 average assets, yields, and spreads. 2 Equity Recourse (Repo) (3) Includes the interest incurred on interest rate swaps. $3.0 $2.1 1 Equity 0 $0.3 Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION Chimera added to the loan portfolio during the quarter June 30, 2020 March 31, 2020 12% 12% 1% 1% 15% 15% 73% 72% Non-Agency MBS Agency RMBS Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio Agency CMBS Loan Portfolio Total Portfolio: $17.9 billion Total Portfolio: $18.4 billion Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Chimera operates at 4.3:1 total leverage and 1.8:1 recourse leverage(1) June 30, 2020 March 31, 2020 26% 32% 1% 53% 59% 1% 14% 15% Non-Agency Secured Financing, RMBS Non-Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, CMBS Agency Secured Financing, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Portfolio: $14.6 billion Total Portfolio: $15.1 billion (1) Leverage ratios as of June 30, 2020 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

NON-AGENCY FINANCING Chimera’s focus in the 2nd quarter was extending maturities and securing non-mark-to-market financing Maturity Facility Type 9% 1% 42% 46% 43% 48% 11% 0 - 3 Months 3 - 6 Months Non Mark-to-Market Limited Mark-to-Market 6 - 12 Months Greater Than 12 Months Mark-to-Market Data based on secured financing agreements outstanding as of June 30, 2020 Information is unaudited, estimated and subject to change. 5

CONSOLIDATED LOAN SECURITIZATIONS TOTAL ORIGINAL TOTAL OF TOTAL OF TOTAL REMAINING REMAINING FACE OF REMAINING FACE OF VINTAGE DEAL FACE TRANCHES SOLD TRANCHES FACE TRANCHES SOLD TRANCHES RETAINED RETAINED 2020 CIM 2020-R4 $276,316 $207,237 $69,079 $276,316 $207,237 $69,079 2020 CIM 2020-R3 438,228 328,670 109,558 434,872 325,208 109,664 2020 CIM 2020-R2 492,347 351,926 140,421 480,261 404,917 75,344 2020 CIM 2020-R1 390,761 317,608 73,153 381,399 308,529 72,870 2019 CIM 2019-R5 315,039 252,224 62,815 291,593 228,902 62,691 2019 CIM 2019-R4 320,802 200,000 120,802 300,840 236,678 64,162 2019 CIM 2019-R3(1) 342,633 291,237 51,396 309,727 258,315 51,412 2019 CIM 2019-R2 464,327 358,172 106,155 437,607 332,170 105,437 2019 CIM 2019-R1 371,762 297,409 74,353 343,110 269,130 73,980 2018 CIM 2018-NR1 257,548 — 257,548 164,843 — 164,843 2018 CIM 2018-R6 478,251 334,775 143,476 378,069 236,310 141,759 2018 CIM 2018-R5 380,194 266,136 114,058 289,165 177,077 112,088 2018 CIM 2018-R4 387,222 271,056 116,166 310,395 195,501 114,894 2018 CIM 2018-R3 181,073 146,669 34,404 128,290 94,707 33,583 2018 CIM 2018-R2 380,292 266,204 114,088 276,845 163,171 113,674 2018 CIM 2018-R1 169,032 140,297 28,735 129,786 101,110 28,676 2017 CMLTI 2017-RP2 421,329 341,276 80,053 316,307 281,205 35,102 2017 CIM 2017-8 1,148,050 688,829 459,221 828,022 380,865 447,157 2017 CIM 2017-7 512,446 341,062 171,384 372,316 213,586 158,730 2017 CIM 2017-6 782,725 626,179 156,546 539,532 387,044 152,488 2017 CIM 2017-5 377,034 75,407 301,627 272,860 201,019 71,841 2017 CIM 2017-4 830,510 710,003 120,507 429,982 326,353 103,629 2017 CIM 2017-3 2,434,640 2,113,267 321,373 1,433,208 1,134,004 299,204 2017 CIM 2017-1 526,267 368,387 157,880 325,332 175,177 150,155 2016 CIM 2016-FRE1 185,811 115,165 70,646 113,800 50,910 62,890 2016 CIM 2016-3 1,746,084 1,478,933 267,151 926,584 693,326 233,258 2016 CIM 2016-2 1,762,177 1,492,563 269,614 934,236 696,676 237,560 2016 CIM 2016-1 1,499,341 1,266,898 232,443 788,471 589,361 199,110 2012 CSMC 2012-CIM3 329,886 305,804 24,082 76,148 62,471 13,677 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 21,859 16,040 5,819 TOTAL $18,821,837 $14,502,535 $4,319,302 $12,311,775 $8,746,999 $3,564,776 All data as of June 30, 2020 $ in thousands (1) Accounted for as a secured borrowing Information is unaudited, estimated and subject to change. 6

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